Reshoring the United States Boron Supply Chain November 21, 2024 : FEAM : 5EA Fiscal 2025: First Quarter Update Call Exhibit 99.2

Disclaimer FORWARD-LOOKING STATEMENTS The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this presentation regarding our business strategy, plans, goals, and objectives; our expectation of future results; future operational initiatives, costs and cost savings; production capacity; capital expenditures, the anticipated benefits of pursuing calcium chloride for by-production; anticipated capital funding, market dynamics; and other items are forward-looking statements. When used in this presentation, the words “believe,” “project,” “expect,” “forecast,” “anticipate,” “estimate,” “intend,” ”seek,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to continue as a going concern and to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady Project, including our ability to timely and successfully complete our proposed Commercial Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; the implementation of and expected benefits from certain reduced spending measures; the delisting of our securities from Nasdaq, which could limit investors’ ability to transact in our securities, subject us to additional trading restrictions and substantially increase the number of shares issuable upon conversion of our outstanding convertible notes, and other risks and uncertainties set forth in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on September 9, 2024, as updated in other filings with the SEC from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this presentation may be subject to additional risks. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.  MARKET AND INDUSTRY DATA This presentation has been prepared by 5E and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although 5E believes these third-party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on 5E’s good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only there can be no assurance that such conditions will actually occur or result in positive returns.  CAUTIONARY NOTE REGARDING RESERVES Unless otherwise indicated, all mineral resource estimates included in this presentation have been prepared in accordance with and are based on the relevant definitions set forth in the SEC’s Mining Disclosure Rules and Regulation S-K 1300 (each as defined below). Mining disclosure in the United States was previously required to comply with SEC Industry Guide 7 under the Exchange Act (“SEC Industry Guide 7”). In accordance with the SEC’s Final Rule 13-10570, Modernization of Property Disclosure for Mining Registrant, the SEC has adopted final rules, effective February 25, 2019, to replace SEC Industry Guide 7 with new mining disclosure rules (the “Mining Disclosure Rules”) under sub-part 1300 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”) (“Regulation S-K 1300”). Regulation S-K 1300 replaces the historical property disclosure requirements included in SEC Industry Guide 7. Regulation S-K 1300 uses the Committee for Mineral Reserves International Reporting Standards (“CRIRSCO”) - based classification system for mineral resources and mineral reserves and accordingly, under Regulation S-K 1300, the SEC now recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”, and require SEC-registered mining companies to disclose in their SEC filings specified information concerning their mineral resources, in addition to mineral reserves. In addition, the SEC has amended its definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” to be substantially similar to international standards. The SEC Mining Disclosure Rules more closely align SEC disclosure requirements and policies for mining properties with current industry and global regulatory practices and standards, including the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, referred to as the “JORC Code.” While the SEC now recognizes “Measured Mineral Resources,” “Indicated Mineral Resources” and “Inferred Mineral Resources” under the SEC Mining Disclosure Rules, investors should not assume that any part or all the mineral deposits in these categories will be converted into a higher category of mineral resources or into mineral reserves. For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s filings with the SEC. Additionally, 5E undertakes no obligation to comment on third-party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

Welcome Today’s speakers: Paul Weibel CHIEF EXECUTIVE OFFICER Rod MacLaine VP, ENGINEERING & CONSTRUCTION Mark Zamek VP, COMMERCIAL PRODUCTS Today’s Agenda: Small Scale Boron Facility Operations Update Advancing Byproducts Timeline: Key Mile Markers for Next Twelve Months Commercial Update Funding Strategy & Next Steps

Byproduct to focus on Calcium Chloride Pursuing calcium chloride byproduct pathway Advancing potential off-taking partnerships Factored into commercial basis for design in FEL-2 First truckload sale and delivery of Boric Acid Recently delivered 22 super sacks for customer testing Advanced and improved plant-level operations Achieved steady-state production rate of 1 ton/day Removal of calcium and metal salts as production levels increase Production process improvement - observable results Multi-step approaches to improve production processes Consistently exceeding customer specs, with improved product quality and purity Further streamlining of Opex Aligned plant operations with cost fixed/variable considerations; strategic Reduction in Force Expected to yield $2.2M in Opex savings in CY’25 Operational Update – Project Progress SSBF State of the Union Optimized Boric Acid production rates; meeting volume needs while minimizing liquidity impact Operational process improvement led to improved product quality and consistency Streamlined organization and operations to reduce Opex Finalized byproduct decision - simplified commercial design to include calcium chloride

Recent and Ongoing Process Improvements De-bottlenecked production processes through re-designing and improvement to SSBF’s conveyor systems Increasing purity and yield on Boric Acid through better optimization of boric acid belt feeder rates Achieving continuous distillation through re-programming of crystallization unit Optimized process flow and truncated sulfur rates (<100ppm) through installation of new belt filter spray nozzles New acid spray bar and nozzles in belt wash area Boric Acid Operations – Process Improvements Yielding Results First super sacks of Boric Acid being prepared for customer shipments

Recent Update – Calcium Chloride Byproduct Analysis Consideration Technical Risk Operational Ease Logistics Commercial Economics Calcium Chloride Rationale & Relative Attributes Achieving 38% solution is low technical risk; less complex process with bench testing complete; offtake specifications confirmed Expected to simplify process to focus on Boric Acid; reduces necessary OPEX and headcount; and improved safety considerations Less raw materials to procure; comparable quantities of deliveries to gypsum Local market demand for 90k production; higher margin profile; potential offtake parties and necessary specs are known and established Anticipated ~15% CAPEX reduction aligns with near-term priorities and improved IRR due to lower capital outlay, lower maintenance capital needs

FID 12-Month Roadmap and Timeline Expectations Phase One of Commercial Engineering: Underway Evaluated project management system, charter, strategy, risk register, and execution plan Committed to scope, optimize, and reduce Capex by incorporating Calcium Chloride into our basis of design Anticipating capital estimate from EPC contractor no later than Spring of 2025 FEL-3 / FEED Engineering: Up-Next Following the refresh of our technical report following reception of capital estimate Leads to stage-gate to FEL-3, also known as FEED engineering FEED engineering is expected to be a 7-to-8-month process Final Investment Decision: Target December ‘25 Based on FEED engineering results and updated IRR estimates Supported by ongoing diligence work evaluating byproduct optionality and production optimization FID anticipated to be made in late calendar year 2025

Commercial Update – Driving Momentum Ahead of FEL-2

Strategic Focus Areas

1. Negotiating Offtaking & HOAs:

- In-process or finalizing contracts for 25-50% of initial 90k tonnage in Commercial Phase 1
- Targeting having tonnage committed to customers for Phase II in Spring CY'25

2. Market Segmentation

- 90K tons volume = greater optionality across high-margin / low cost-to-serve customers
- Strategy aimed to place volumes in targeted industries & geographies to maximize value

3. Expanding 5E's Commercial Reach

- Added sales & marketing leaders with real, global industry and customer relationships
- Expanded commercial focus to APAC region: ~60% of global demand, with strong ASPs and margin profiles; toehold into BA specialties

4. De-risk Financing Options:

- Contracted volumes increase funding options and flexibility
- Improve "invest-ability"
- Strengthen 5E's position in global debt & equity capital markets

Commercial development and customer negotiations advancing quickly

5E ADVANCED MATERIALS

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Seeking Federal Funding Support DOD DOE EXIM Non-Dilutive Financing CURRENT STATE OF AFFAIRS Department of Defense Multiple applications for funding already in progress Funding focused on increasing current production, as well as boron derivative products Export-Import Bank Letter of Support to backstop all project debt finance for 5E to procure in the private sector Department of Energy AMMTO Funding Application in evaluation to fund work to increase lithium extraction rates at the 5E Boron Americans Complex Department of Defense Defense Production Act, DPA Title III NDAA Funding Bill Export Import Bank Credit Facility to backstop private project finance through US Treasury Department of Energy ATVM / Loan Program Office GOV’T FUNDING SOURCES Received LOI for up to $285M in potential loan support

Appendix

Investment Tesis

- Globally, largest known (colemanite) boron deposit outside of Turkey
- Initial mine life of 31 years containing 7.9M tons of boric acid[1]
- Small-scale facility – Delivering on-spec product to customers
- Simplified by-product strategy reducing OPEX and CAPEX
- Commercial production fully permitted (90ktpa) with phase expansion plans
- LOI received from US EXIM Bank to support development, significantly de-risking finance
- Expressions of interest received from customers for 100% of 90ktpa production



ELECTRIC VEHICLES
FOOD SECURITY
DOMESTIC SECURITY
GREEN ENERGY

1. Regulation S-K 1300 Initial Assessment Report with a revised report date of February 2, 2024 (using 2% cut off grade) prepared by Qualified Person. Figures presented reflect total estimated measured, indicated and inferred resources combined.

ADVANCED MATERIALS

Thank you